Dreyfus Opportunistic Small Cap Fund
Dreyfus Opportunistic Small Cap Fund
ADVANTAGE FUNDS, INC. - Dreyfus Opportunistic Small Cap Fund Supplement to Summary and Statutory Prospectuses dated January 1, 2013 IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the second sentence of the first paragraph in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the third and fourth sentences of the first paragraph in “Fund Details - Goal and Approach” in the prospectus:

The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of $50 million and $4 billion.  The fund may invest up to 20% of its net assets in securities not considered to be small cap companies.